Prospectus Supplement December 15, 2014

SUPPLEMENT TO THE PROSPECTUSES OF ALL PUTNAM FUNDS OFFERING CLASS Y SHARES

Effective January 2, 2015, the following bullet point replaces similar disclosure regarding investors eligible to purchase Class Y shares in the fund’s prospectus under the subsection Here is a summary of differences among the classes of shares in the section How do I buy fund shares?

• current and retired Putnam employees and their immediate family members (including an employee’s spouse, domestic partner, fiancé(e), or other family members who are living in the same household), current and retired directors of Putnam Investments, LLC, current and retired Great-West Life & Annuity Insurance Company employees, and current and retired Trustees of the fund. Upon the departure of any member of this group of individuals from Putnam or the fund’s Board of Trustees, the member’s class Y shares convert automatically to class A shares, unless the member’s departure is a retirement, as determined by Putnam in its discretion for employees and directors and by the Board of Trustees in its discretion for Trustees.

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